Assets Held for Sale	12 Months Ended
Dec. 31, 2020
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Assets Held for Sale
10.	Assets Held for Sale
For the year ended December 31, 2020, the Group decided to sell certain real estate and classified it as assets held for sale. Details of assets held for sale are as follows:

(In millions of Korean won)	Amount
Land	￦	172
Buildings and Other		1,026

Total	￦	1,198

Consideration for sale is expected to exceed the carrying amount of net assets, and as a result, no impairment was recognized for the segment classified as held for sale.
During the prior period, the Group decided to sell some real estate, in which the amount of
￦
 82,865 million was classified as assets held for sale and was sold in the current year
.